EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IT GROUP HOLDINGS INC. (the "Company") on Form 10-QSB for the period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charlie Yiasemis, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Charlie Yiasemis
Charlie Yiasemis President, Chief Executive Officer and Chief Financial Officer

Date: May 22, 2007